Revenue Recognition (Policies)	6 Months Ended
Jun. 30, 2021
Revenue Recognition [Abstract]
Revenue Recognition
2.	Revenue Recognition
The Company receives its revenue streams from three different sources; vessels on time charters (which are accounted for as leases under Topic 842); voyage charters; and contracts of affreightment (“COA”) accounted for under Topic 606. Revenues from the Luna Pool collaborative arrangement are accounted for under ASC 808. Time charter revenue is payable monthly in advance whilst revenue from voyage charters and COAs is due upon discharge of the cargo at the discharge port.
In the case of voyage charters, the vessel is contracted for a voyage, or a series of voyages, between two or more ports and the Company is paid for the cargo transported. Revenue from COAs is recognized on the same basis as revenue from voyage charters, as they are essentially a series of consecutive voyage charters. Payment from voyage charters and COAs is due upon discharge of the cargo at the discharge port. Since January 1, 2018, following adoption of ASU
No. 2014-09,
Revenue from Contracts with Customers, (“Topic 606”), our basis for revenue recognition for voyage charters and COAs has changed to recognize revenue on a load port to discharge port basis and determined percentage of completion for all voyage charters and COAs on a time elapsed basis. The Company believes that the performance obligation towards the customer starts to become satisfied once the cargo is loaded and the obligation becomes completely satisfied once the cargo has been discharged at the discharge port.
Under this revenue recognition standard, the Company has identified certain costs incurred to fulfill a contract with a charterer, which are costs incurred following the commencement of a contract or charter party but before the loading of the cargo commences. These directly related costs are generally fuel or any canal or port costs incurred to get the vessel from its position at inception of the contract to the load port to commence loading of the cargo. These costs are deferred and amortized over the duration of the performance obligation on a time basis. Voyage charters and COAs have an expected duration of one year or less. The Company has applied optional exemptions on adoption of the revenue standard, as set out in Topic
606-10-50-14
to 14A, exempting the Company from disclosing the aggregate amount of the transaction price allocated to the performance obligations that are unsatisfied (or partially unsatisfied) as at the balance sheet date and the expectation of when the Company expects to recognize these amounts.
In addition, accrued income relates to our conditional right to consideration for our completed performance under contracts and is recognized according to our performance. Contract liabilities or deferred income includes payments received in advance of performance under contracts and is recognized when performance under the respective contract has been completed.
For vessels contracted under time charters, the arrangements are for a specified period of time. The Company receives a fixed charter rate per on-hire
day which is payable monthly in advance and revenue is recognized ratably over the term of the charter. Within our time charter arrangements key decisions concerning the use of the vessel during the duration of the time charter period reside with the charterer. We are responsible for the crewing, maintenance and insurance of the vessel, and the charterer is generally responsible for voyage specific costs, which typically include bunkers and port/canal costs. As the charterer holds rights to determine how and when the vessel is used and is also responsible for voyage specific costs incurred during the voyage, the charterer derives the economic benefits from the use of the vessel, as control over the use of the vessel is transferred to the charterer during the specified time charter period. Time charters are therefore considered operating leases and since January 1, 2019 we apply the lease income recognition guidance in ASC 842 – Leases following the adoption of that standard. In addition, the Company has performed a qualitative analysis of each of its time charter contracts and concluded that the lease component is the predominant component as the charterer would attribute most value to the ability to direct the use of the vessel rather than to the technical and crewing services to operate the vessel which are add-on
services. Accordingly, revenue from vessels under time charter arrangements is presented as a single lease component.
Operating revenues
The following table compares our operating revenues by the source of revenue stream for the three and six months ended June 30, 2020 and 2021:

	Three months ended June 30, (in thousands)		Six months ended June 30, (in thousands)
	2020	2021	2020	2021

Operating revenues:
Time charters	$43,146	$41,903	$93,841	$84,582
Time charters from Luna Pool collaborative arrangement	—	930	—	1,279
Voyage charters	36,723	38,250	67,285	76,079
Voyage charters from Luna Pool collaborative arrangement	2,596	4,616	2,596	9,507

Total operating revenues	$82,465	$85,699	$163,722	$171,447

Voyage Charter revenues
Voyage charter revenues, which include revenues from contracts of affreightment, are shown net of address commissions.
As of June 30, 2021, for voyage charters and contracts of affreightment, services accounted for under Topic 606, the amount of contract assets reflected within accrued income on the Company’s unaudited condensed consolidated balance sheets was $3.0 million (December 31, 2020: $11.4 million). Changes in the contract asset balance at the balance sheet dates reflect income accrued after loading of the cargo commences but before an invoice has been raised to the charterer, as well as changes in the number of the Company’s vessels contracted under voyage charters or contracts of affreightment. The amount of contract liabilities reflected within deferred income on the Company’s unaudited condensed consolidated balance sheets was $1.4 million as of June 30, 2021 (December 31, 2020: $1.6 million).

The opening and closing balance of receivables from voyage charters, including contracts of affreightment, was $3.3 million and $8.3 million, respectively, as of June 30, 2021 (December 31, 2020: $4.2 million and $3.3 million, respectively) and is reflected within net accounts receivable on the Company’s unaudited condensed consolidated balance sheets.
The amount allocated to costs incurred to fulfill a contract with a charterer, which are costs incurred following the commencement of a contract or charter party but before the loading of the cargo commences, was $1.0 million as of June 30, 2021 (December 31, 2020: $1.5 million) and is reflected within prepaid expenses and other current assets on the Company’s unaudited condensed consolidated balance sheets.
Time charter revenues:
As of June 30, 2021, 20 of the Company’s 38 vessels were subject to time charters, fifteen of which will expire within one year, three of which will expire within three years and two which will expire after more than five years from the balance sheet date. (December 31, 2020: 19 of the Company’s 38 vessels, were subject to time charters, eleven of which will expire within one year, six which will expire within three years, and two which will expire after more than five years from the balance sheet date). The estimated undiscounted cash flows for committed time charter revenues expected to be received on an annual basis for ongoing time charters, as of each June 30, is as follows:

(in thousands)
Within 1 year:	$143,372
2 years:	$53,346
3 years:	$32,649
4 years:	$21,480
5 years:	$21,480
More than 5 years:	$16,152
For time charter revenues accounted for under Topic 842, the amount of accrued income on the Company’s unaudited condensed consolidated balance sheets as of June 30, 2021 was $3.6 million (December 31, 2020: $8.4 million). The amount of hire payments received in advance under time charter contracts, recognized as a liability and reflected within deferred income on the Company’s unaudited condensed consolidated balance sheets as of June 30, 2021, was $12.5 million (December 31, 2020: $10.0 million). Deferred income allocated to time charters will be recognized ratably over time, which is expected to be within one month from June 30, 2021.
Revenues from Luna Pool collaborative arrangement
Revenues from the Luna Pool collaborative arrangement for the three and six months ended June 30, 2021, which are accounted for under ASC 808 – Collaborative Arrangements, represent our share of pool net revenues generated by the other Pool Participant’s vessels in the Luna Pool. These include revenues from voyage charters and contract of affreightment, which are accounted for under Topic 606, in addition to revenues from time charters, which are accounted for under Topic 842. Please read Note 5— Investment in Equity Accounted Joint Ventures for additional information.
The Pool Participants manage and participate in the activities of the Luna Pool through an executive committee comprising equal membership from both Pool Participants. Certain decisions made by the executive committee as to the operations of the Luna Pool require the unanimous agreement of both participants with others requiring a majority of votes. At this time we control 66% of the votes. The Company’s wholly owned subsidiary, NGT Services (UK) Limited acts as commercial manager (“Commercial Manager”) to the Luna Pool.
Under the pool agreement, the Commercial Manager is responsible, as agent, for the marketing and chartering of the participating vessels, collection of revenues and paying voyage costs such as port call expenses, bunkers and brokers’ commissions in relation to charter contracts, but the vessel owners continue to be fully responsible for the financing, insurance, crewing and technical management of their respective vessels. The Commercial Manager receives a fee based on the net revenues of the Luna Pool, which is levied on the Pool Participants. The portion of the Commercial Manager’s fee which is due from the other Pool Participant was a net amount of $0.1 million and $0.2 million, after the elimination of inter group income, for the three and six months ended June 30, 2021 respectively, and is presented as other income within our unaudited condensed consolidated statements of operations. The Luna Pool became operational during the second quarter of 2020 and consequently the other income for both the three and six months ended June 30, 2020 was $0.1 million.
Pool revenues and expenses within the Luna Pool are accounted for in accordance with ASC 808 – Collaborative Arrangements, when two (or more) parties are active participants in the arrangement and exposed to significant risk and rewards dependent on the commercial success of the activity. Pool earnings (gross earnings of the pool less costs and overheads of the Luna Pool and fees to the Commercial Manager) are aggregated and then allocated to the Pool Participants in accordance with an apportionment for each participant’s vessels multiplied by the number of days each of their vessels are on hire in the pool during the relevant period and therefore the Company is exposed to risk and rewards dependent on the commercial success of the Luna Pool. We have concluded that the Company is an active participant due to its representation on the executive committee and the participation of the Commercial Manager, as is the other Pool Participant.

We have presented our share of net income earned under the Luna Pool collaborative arrangement across a number of lines in our unaudited condensed consolidated statements of operations. Our share of pool net revenues generated by the other Pool Participant’s vessels in the Luna Pool collaborative arrangement amounted to $5.6 million and $10.8 million for the three and six months ended June 30, 2021, respectively, and is presented on the face of our unaudited condensed consolidated statements of operations within operating revenues – Luna Pool collaborative arrangement. The other Pool Participant’s share of pool net revenues generated by our vessels in the pool amounted to $5.7 million and $9.8 million for the three and six months ended June 30, 2021, respectively, and is presented on the face of our unaudited condensed consolidated statements of operations within voyage expenses – Luna Pool collaborative arrangement.
The Luna Pool became operational during the quarter ended June 30, 2020 and consequently the impact on the Company’s consolidated statements of operations for both the three and six months ended June 30, 2020 was operating revenues from Luna Pool collaborative arrangement of $2.6 million, and voyage expenses from Luna Pool collaborative arrangement of $3.0 million.